[LOGO]                                           [NEWS RELEASE]

                     August 5, 2015

DOMINION MIDSTREAM PARTNERS ANNOUNCES SECOND-QUARTER 2015 EARNINGS

•	Generated $19.3 million distributable cash flow for second-quarter 2015
•	Declared $0.1875 per unit quarterly distribution, a 7 percent increase above first-quarter

RICHMOND, Va. – Dominion Midstream Partners (NYSE: DM) reported unaudited net income attributable to DM of $17.6 million, or $0.26 per limited partner unit for the three months ended June 30, 2015.  Adjusted earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) was $19.9 million and distributable cash flow was $19.3 million for the quarter.

Results include Dominion Carolina Gas Transmission (DCGT) which was acquired from Dominion Resources on April 1, 2015.

Dominion Midstream uses adjusted EBITDA and distributable cash flow as the primary performance measurement of its earnings and results for public communications with analysts and investors.  Dominion Midstream also uses adjusted EBITDA and distributable cash flow internally for budgeting, reporting to the Board of Directors and other purposes. Management believes adjusted EBITDA and distributable cash flow provide a more meaningful representation of the company’s financial performance.

QUARTERLY DISTRIBUTION
On July 17, the board of directors declared a quarterly distribution of $0.1875 per unit, payable Aug. 14, 2015, to unit holders of record at the close of business on Aug. 4, 2015.

CONFERENCE CALL TODAY
Dominion Midstream and Dominion Resources will jointly host a second-quarter earnings conference call at 10 a.m. ET on Wednesday, August 5.  Management will discuss its second-quarter financial results and other matters of interest to the financial community.

Domestic callers should dial (877) 410-5657. The passcode for the conference call is “Dominion.”  International callers should dial (334) 323-9872.  Participants should dial in 10 to 15 minutes prior to the scheduled start time.  Members of the media also are invited to listen.

A live webcast of the conference call, including accompanying slides, will be available on the company’s investor information page at www.dommidstream.com/investors.

A replay of the conference call will be available beginning about 1 p.m. ET August 5 and lasting until 11 p.m. ET August 12.  Domestic callers may access the recording by dialing (877) 919-4059.  International callers should dial (334) 323-0140.  The PIN for the replay is 97887479.  Additionally, a replay of the webcast will be available on the company’s investor information page by the end of the day August 5.

ABOUT DOMINION MIDSTREAM
Dominion Midstream is a growth-oriented Delaware limited partnership formed by Dominion Resources, Inc., in March 2014 to own, operate, develop and acquire natural gas import, storage, regasification, transportation and related assets. It is headquartered in Richmond, Va. For more information about Dominion Midstream, visit its website at www.dommidstream.com.

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CONTACTS:     Media: Ryan Frazier, (804) 819-2521 or C.Ryan.Frazier@dom.com
                                Financial analysts: Kristy Babcock, (804) 819-2492 or Kristy.R.Babcock@dom.com

Dominion Midstream Partners, LP
Schedule A - Selected Financial Data*

	Three Months Ended	Six Months Ended
	June 30,	June 30,
	2015	2015
(millions)

Adjusted EBITDA	$ 19.9	$ 31.7
Adjustments to cash:
Plus: Other taxes	1.2	1.2
Plus: Deferred revenue	1.0	1.0
Less: Amortization of regulatory liability	(0.7)	(0.7)
Less: Maintenance capital expenditures	(2.4)	(2.4)
Plus: Transition costs funded by Dominion	0.7	0.7
Less: Interest expense and AFUDC equity	(0.4)	(0.4)
Plus: Non-cash director compensation	-	0.1
Distributable Cash Flow	$ 19.3	$ 31.2

Distributions:
Common unitholders	6.9	13.4
Subordinated unitholder	6.0	11.6
Total distributions	$ 12.9	$ 25.0

Coverage Ratio	1.50x	1.25x

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

See schedules C and D for reconciliations of non-GAAP measures.

Dominion Midstream Partners, LP
Schedule B - Consolidated Statements of Income*
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2015	2014
		(Predecessor)		(Predecessor)
(millions, except per unit data)
Operating Revenue	$ 105.4	$ 111.2	$ 183.8	$ 180.1
Operating Expenses
Purchased gas	25.5	47.8	29.4	53.1
Other operations and maintenance	16.0	10.8	29.3	21.2
Depreciation and amortization	9.9	7.9	20.5	15.7
Other taxes	6.8	5.5	12.7	11.1
Total operating expenses	58.2	72.0	91.9	101.1
Income from operations	47.2	39.2	91.9	79.0
Other income	0.2	-	0.4	-
Interest and related charges	0.2	-	0.2	-
Income from operations including noncontrolling interest before income taxes	47.2	39.2	92.1	79.0
Income tax expense	-	15.0	2.1	30.2
Net income including noncontrolling interest and DCGT Predecessor	$ 47.2	$ 24.2	$ 90.0	$ 48.8
Less: Net income attributable to DCGT Predecessor 1	-		2.3
Net income including noncontrolling interest	47.2		87.7
Less: Net income attributable to noncontrolling interest	29.6		58.3
Net income attributable to partners	$ 17.6		$ 29.4

Net income attributable to partners' ownership interest
General partner's interest in net income	$ (0.7)		$ (0.7)
Common unitholders' interest in net income	10.3		16.2
Subordinated unitholder's interest in net income	8.0		13.9

Net income per limited partner unit (basic and diluted)
Common Units	$0.26		$0.47
Subordinated Units	$0.26		$0.44

1 Represents amounts for the period from January 31, through March 31, 2015.

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

Dominion Midstream Partners, LP
Schedule C - Reconciliation of EBITDA and Adjusted EBITDA to Net Income
(Unaudited)

The following table presents a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure for each period.  The Adjusted EBITDA measure is not applicable to the three  and six month periods ended June 30, 2014.

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2015	2014	2015	2014
(millions)
Net income including noncontrolling interest and DCGT Predecessor	$ 47.2	$ 24.2	$ 90.0	$ 48.8
Add:
Depreciation and amortization	9.9	7.9	20.5	15.7
Interest and related charges	0.2	-	0.2	-
Income tax expense	-	15.0	2.1	30.2
EBITDA	$ 57.3	$ 47.1	$ 112.8	$ 94.7
EBITDA attributable to DCGT Predecessor	-		5.7
EBITDA attributable to noncontrolling interest	37.4		75.4
Adjusted EBITDA	$ 19.9		$ 31.7

Dominion Midstream Partners, LP
Schedule D - Reconciliation of Distributable Cash Flow to Net Cash from Operating Activities*
(Unaudited)

The following table presents a reconciliation of distributable cash flow to the most directly comparable GAAP financial measure for the three and six month periods ended June 30, 2015. The distributable cash flow measure is not applicable to the three and six month periods ended June 30, 2014.

	Three Months Ended	Six Months Ended
	June 30,	June 30,
	2015	2015
(millions)
Net cash provided by operating activities	$ 68.0	$ 124.7
Less:
Cash attributable to noncontrolling interest	44.5	80.0
Cash attributable to DCGT Predecessor	-	10.4
Other changes in working capital and noncash adjustments	(3.6)	(2.6)
Adjusted EBITDA	19.9	31.7
Adjustments to cash:
Plus: Other taxes	1.2	1.2
Plus: Deferred revenue	1.0	1.0
Less: Amortization of regulatory liability	(0.7)	(0.7)
Less: Maintenance capital expenditures	(2.4)	(2.4)
Plus: Transition costs funded by Dominion	0.7	0.7
Less: Interest expense and AFUDC equity	(0.4)	(0.4)
Plus: Non-cash director compensation	-	0.1
Distributable cash flow	$ 19.3	$ 31.2

* The notes contained in Dominion Midstream's most recent quarterly report on Form 10-Q or annual report on Form 10-K are an integral part of the Consolidated Financial Statements.

HOW WE EVALUATE OUR OPERATIONS

Subsequent to the acquisition of DCGT, we define distributable cash flow as Adjusted EBITDA less maintenance capital expenditures, less interest expense and adjusted for known timing differences between cash and income.  All periods presented have been calculated to reflect a consistent approach.